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                                                                    EXHIBIT 10.7

                                 THIRD AMENDMENT
                        TO THE SIXTH AMENDED AND RESTATED
                           SAVINGS AND INVESTMENT PLAN

         WHEREAS, Sterling Chemicals, Inc. (the "Corporation") currently maintains its Sixth Amended and Restated Savings and Investment Plan (the "Existing Plan")

         WHEREAS, Section 16.01 of the Existing Plan authorizes and empowers the Committee to adopt amendments that do not materially increase the costs or obligations of participating employers under this Existing Plan;

         WHEREAS, the Corporation desires to amend the Existing Plan to reflect the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), as well as the distribution options available to participants;

         WHEREAS, the Corporation has determined that amending the Existing Plan to reflect EGTRRA will not materially increase the costs and obligations of participating employers;

         NOW, THEREFORE, the Existing Plan is amended as follows:

1. Amendment of Section 10.03(b) of the Existing Plan. Effective October 29, 2002, Section 10.03(b) is amended to replace the first two paragraphs to read as follows:

         Lump Sum Deferral Option. If the vested value of a Participant's Account balances as of such Participant's Settlement Date (or as of the date of any prior withdrawal) exceeds $5,000, such Participant may elect to receive payment of the balances in his or her Accounts as follows:

         (i) in a Lump Sum Distribution as set forth in paragraph (a) above as soon as practicable after such Participant's Settlement Date; or

         (ii) in a lump sum at any time after his or her termination, provided any distribution must satisfy Section 10.04(b) (a "Lump Sum Deferral Option").

         If such Participant fails to make an election under clause (i) or (ii) above, such Participant shall be deemed to have elected a Lump Sum Deferral Option under clause (ii). There shall be no immediate distribution of a Participant's Account balances when his or her vested Account balances exceed $5,000 in the aggregate. A Participant's Account balances are immediately distributable if any part of the Account balances may be distributed to such Participant before the later Normal Retirement Age or age 62. However, this paragraph (b) shall not be applicable after the death of a Participant.

2. Amendment of Section 10.03(c) of the Existing Plan. Effective January 1, 2003, Section 10.03(c) is amended to add a paragraph to the end, to read as follows:

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         "Effective January 1, 2003, Participants may no longer elect to receive an Installment Payout Option under this Section. However, payments will continue to be paid pursuant to an Installment Payout Option filed with the Committee prior to January 1, 2003."

3. Amendment of Section 10.03(d) of the Existing Plan. Effective January 1, 2003, Section 10.03(d) is amended to add a paragraph to the end, to read as follows:

         "Effective January 1, 2003, Participants may no longer elect to receive a Life Expectancy Payout Option under this Section. However, payments will continue to be paid pursuant to a Life Expectancy Payout Option filed with the Committee prior to January 1, 2003."

4. Amendment of Section 10.03(e). Effective January 1, 2003, Section 10.03(e) is amended to add a paragraph to the end, to read as follows:

         "Effective January 1, 2003, Cytec Employees may no longer elect to receive an annuity under this Section. However, annuity payments will continue to be paid pursuant to an annuity election filed by a Cytec Employee with the Committee prior to January 1, 2003."

5. Amendment of Section 10.03(f) of the Existing Plan. Effective October 29, 2002, the first sentence of Section 10.03(f) is amended to read as follows:

         "Any distribution to a Participant who has a vested benefit which exceeds, or has ever exceeded, $5,000 at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to the time benefits must commence to be paid pursuant to Section 10.04(b)."

6. Amendment of Section 10.03(g) of the Existing Plan. Effective October 29, 2002, a new Section 10.03(g) is added to read as follows:

         "(g) Partial Distribution. Twice each calendar year, a terminated Participant may elect to withdraw up to the vested balance of any of his or her Accounts. The minimum withdrawal shall be the lesser of $500 and the entire vested balance of the relevant Account. Withdrawals from the Accounts shall be made in the accordance with Plan administrative procedures."

7. Amendment of Section 10.04(a) of the Existing Plan. Effective October 29, 2002, the introductory clause in Section 10.04(a) is amended to read as follows:

         "(a) Unless a Participant elects otherwise, or if deemed to have elected otherwise pursuant to Section 10.03(b), payment of benefits under this Plan to a Participant shall not commence later than the 60th day after the latest of the end of the Plan Year during which:"

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8.   Amendment of Section 10.04(c) of the Existing Plan. Effective January 1,
     2003, Section 10.04(c) is amended to read as follows:

         (c)          Minimum Required Distributions under Code section
                      401(a)(9)

                  (i)      General Rules

                           (1) Effective Date. This Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                           (2) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

                           (3) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

                           (4)      TEFRA Section 242(b)(2) Elections.
                                    Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

                  (ii)     Time and Manner of Distribution

                           (1) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

                           (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed as a lump sum as soon as practicable after the Participant's death.

                 (iii) Required Minimum Distributions During Participant's Lifetime

                           (1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                                    (A)     the quotient obtained by dividing
                                            the Participant's account balance by
                                            the distribution period in the
                                            Uniform Lifetime Table set forth in
                                            section 1.401(a)(9)-9 of the
                                            Treasury regulations,

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                                            using the Participant's age as of
                                            the Participant's birthday in the
                                            distribution calendar year; or

                                    (B)     if the Participant's sole designated
                                            beneficiary for the distribution
                                            calendar year is the Participant's
                                            spouse, the quotient obtained by
                                            dividing the Participant's account
                                            balance by the number in the Joint
                                            and Last Survivor Table set forth in
                                            section 1.401(a)(9)-9 of the
                                            Treasury regulations, using the
                                            Participant's and spouse's attained
                                            ages as of the Participant's and
                                            spouse's birthdays in the
                                            distribution calendar year.

                           (2) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this section (iii) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                  (iv)     Required Minimum Distributions After Participant's
                           Death

                           (1) Death On or After Date Distributions Begin. If the Participant dies on or after the date distributions have begun to be paid, the remaining Account balances shall be distributed to the Participant's beneficiary as soon as practicable after the Participant's death in a lump sum.

                           (2) Death Before Date Distributions Begin. If the Participant dies before the date distributions have begun to be paid, the remaining Account balances shall be distributed to the Participant's beneficiary as soon as practicable after the Participant's death in a lump sum.

                           (3)      Death of Surviving Spouse Before
                                    Distributions to Surviving Spouse Are
                                    Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under this Section, this section (iv) will apply as if the surviving spouse were the Participant.

                  (v)      Definitions

                           (1) Designated beneficiary. The individual who is designated as the beneficiary under
                                    Section 10.05 of the Plan and is the
                                    designated beneficiary under section
                                    401(a)(9) of the Internal Revenue Code and
                                    section 1.401(a)(9)-1, Q&A-4, of the
                                    Treasury regulations.

                           (2) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar

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                                    year immediately preceding the calendar year
                                    which contains the Participant's required beginning date. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

                           (3) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                           (4) Participant's Account balances. The Account balances as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balances as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balances for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                           (5) Required beginning date. The required beginning date is April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, except that clause (ii) shall not apply to a Five Percent Owner.

9. Addition of Article XVIII to Existing Plan. Effective January 1, 2002, a new Article XVIII is added to read as follows:

                        ARTICLE XVIII - EGTRRA PROVISIONS

                                    PREAMBLE

                  A.       ADOPTION AND EFFECTIVE DATE OF ARTICLE XVIII. This
         Article XVIII of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Article is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Article shall be effective as of the first day of the first Plan Year beginning after December 31, 2001, and shall end December 31, 2010, unless extended by law or otherwise.

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                  B.       SUPERSESSION OF INCONSISTENT PROVISIONS. This Article
         XVIII shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

         18.01    INCREASE IN ELIGIBLE EARNINGS LIMIT

                  Notwithstanding anything in the definitions of Eligible Earnings and 414(s) Compensation in Article I or any other Plan provision to the contrary, for Plan Years beginning on or after January 1, 2002, the annual compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with
         Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

         18.02    LIMITATIONS ON CONTRIBUTIONS

                  (a) EFFECTIVE DATE. This Section shall be effective for limitation years beginning after December 31, 2001.

                  (b) MAXIMUM ANNUAL ADDITION. Notwithstanding Section 7.01, except to the extent permitted under Section 414(v) of the Code, if applicable, the annual additions that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

                           (1) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

                           (2) 100 percent of the Participant's 415 Compensation for the limitation year.

                           The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

         18.03    MODIFICATION OF TOP-HEAVY RULES

                  (a) EFFECTIVE DATE. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of
                           Section 416(c) of the Code for such years. This subsection amends Article XVII of the Plan.

                  (b)      DETERMINATION OF TOP-HEAVY STATUS

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                           (1)      KEY EMPLOYEE. Key Employee means any
                                    Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of his or her Employer, or a 1-percent owner of his or her Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                   (c) DETERMINATION OF PRESENT VALUES AND AMOUNTS. This Section shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                           (1) DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

                           (2) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the Employers or an Affiliate during the 1-year period ending on the determination date shall not be taken into account.

                  (d)      MINIMUM BENEFITS

                           (1) MATCHING CONTRIBUTIONS. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the

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                                    minimum contribution requirement should be
                                    met in another plan, such other plan.
                                    Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

                           (2) CONTRIBUTIONS UNDER OTHER PLANS. The Plan shall satisfy the minimum benefit requirement to the extent not met by any other plan qualified under Code Section 401(a) maintained by the Employers.

                  (e) MODIFICATION OF TOP-HEAVY RULES. The top-heavy requirements of section 416 of the Code and Article XVII shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

         18.04    DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

                  (a) EFFECTIVE DATE. Notwithstanding Section 10.07, this Section shall apply to distributions made after December 31, 2001.

                  (b) MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of clarifying the direct rollover provisions in Section 10.07 of the Plan, an eligible retirement plan shall include an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                           Section 414(p) of the Code.

                  (c) MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of clarifying the direct rollover provisions in Section 10.07 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

                  (d) MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For purposes of clarifying the direct rollover provisions in Section 10.07 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions that are not includible

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                           in gross income. However, such portion may be
                           transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         18.05    ROLLOVERS FROM OTHER PLANS

                  Notwithstanding Section 8.02 and the definition of Rollover Contribution, effective January 1, 2002, the Plan will accept an Eligible Employee's rollover contribution and/or direct rollover of distributions made after December 31, 2001, from the following types of plans:

                  (a) DIRECT ROLLOVERS. The Plan will accept a direct rollover of an eligible rollover distribution from:

                           (1) a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax employee contributions;

                           (2) an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions; and

                           (3) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                  (b)      EMPLOYEE ROLLOVER CONTRIBUTIONS FROM OTHER
                           PLANS. The Plan will accept an Eligible Employee's contribution of an eligible rollover distribution from:

                           (1) a qualified plan described in Section 401(a) or 403(a) of the Code;

                           (2) an annuity contract described in Section 403(b) of the Code; and

                           (3) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                   (c) EMPLOYEE ROLLOVER CONTRIBUTIONS FROM IRAS. The Plan will accept an Eligible Employee's rollover contribution of the portion of a distribution from an individual retirement account or annuity described in
                           Section 408(a) or 408(b) of the Code (including SEPs and SIMPLE IRAs after 2 years of participating in the SIMPLE IRA) that is eligible to be rolled over and would otherwise be includible in gross income.

                                       9

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         18.06    REPEAL OF MULTIPLE USE TEST

                  The multiple use test described in Treasury Regulation section 1.401(m)-2 and Section 4.03 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

         18.07    ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION

                  Notwithstanding Section 5.03, no Participant shall be permitted to have elective deferrals made under this Plan or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
         Section 18.08 below and section 414(v) of the Code, if applicable.

         18.08    CATCH-UP CONTRIBUTIONS

                  All Employees who are eligible to make Pre-Tax Contributions under this Plan and who have attained age 50 before the close of a Plan Year shall be eligible to make catch-up contributions for that Plan Year in accordance with, and subject to the limitations of, Code section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), and 416, as applicable, by reason of the making of such catch-up contributions.

                  This Section shall apply to contributions after January 1, 2002.

         18.09    DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

                  Notwithstanding Section 5.06, a Participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

                  This Section shall apply to distributions after January 1, 2002.

         18.10    ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

                   (a) APPLICABILITY AND EFFECTIVE DATE. This section shall be effective for distributions made on or after January 1, 2003.

                   (b) ROLLOVERS DISREGARDED IN DETERMINING VALUE OF ACCOUNT BALANCE FOR INVOLUNTARY DISTRIBUTIONS. For purposes of Section 10.03 of the Plan, the value of a Participant's vested Account balances shall be determined

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

                           without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8),
                           408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the
                           value of the Participant's vested Account balances as so determined are $5,000 or less, the Plan shall immediately distribute the Participant's entire vested Account balance.

         IN WITNESS WHEREOF, this Amendment has been adopted by the Committee and has been executed as of the date stated below.

                                         STERLING CHEMICALS, INC.

                                         _______________________________________
                                         David G. Elkins, President and Co-Chief
                                               Executive Officer

                                         Dated: ________________________________

                                       11